SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002

Scanner Technologies Corporation

(Exact name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

0-8149	85-0169650
(Commission File Number)	(IRS Employer
Identification No.)

14505 21st Avenue N., #220

Minneapolis, Minnesota  55447

(Address of Principal Executive Offices and Zip Code)

(763) 476-8271

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.                    Regulation FD Disclosure.

                On August 14, 2002, Elwin M. Beaty, Chief Executive Officer and Chief Financial Officer of Scanner Technologies Corporation (the “Company”), submitted correspondence to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

                (1)           The Quarterly Report on Form QSB for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

                Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANNER TECHNOLOGIES
CORPORATION

	By	/s/ Elwin M. Beaty
Date: August 14, 2002		Elwin M. Beaty, President